Exhibit 10.4

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Agreement”) dated as of [_____] [_], 2019 by and among:

AEP Texas Inc. (in its individual capacity, the “Company”);

AEP Texas Central Transition Funding II LLC, a Delaware limited liability company (the “First Additional Transition Bond Issuer”);

The Bank of New York Mellon, a New York banking corporation, in its capacity as indenture trustee (including any successor in such capacity, the “First Additional Transition Bond Trustee” and, together with the First Additional Transition Bond Issuer, the “First Additional Secured Parties”) under the First Additional Indenture referred to below;

AEP Texas Inc. (successor to AEP Texas Central Company), in its capacity as the initial servicer of the First Additional Transition Property referred to below (including any successor in such capacity, the “First Additional TC Servicer” and, together with the First Additional Transition Bond Issuer and the First Additional Transition Bond Trustee, the “First Additional Parties”);

AEP Texas Central Transition Funding III LLC, a Delaware limited liability company (the “Second Additional Transition Bond Issuer”);

U.S. Bank National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Second Additional Transition Bond Trustee” and, together with the Second Additional Transition Bond Issuer, the “Second Additional Secured Parties”) under the Second Additional Indenture referred to below;

AEP Texas Inc. (successor to AEP Texas Central Company), in its capacity as the initial servicer of the Second Additional Transition Property referred to below (including any successor in such capacity, the “Second Additional TC Servicer” and, together with the Second Additional Transition Bond Issuer and the Second Additional Transition Bond Trustee, the “Second Additional Parties”);

AEP Texas Restoration Funding LLC, a Delaware limited liability company (the “System Restoration Bond Issuer”);

U.S. Bank National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “System Restoration Bond Trustee” and, together with the System Restoration Bond Issuer, the “System Restoration Secured Parties”) under the System Restoration Indenture referred to below;

AEP Texas Inc., in its capacity as the initial servicer of the System Restoration Transition Property referred to below (including any successor in such capacity, the “System Restoration Servicer” and, together with the System Restoration Bond Issuer and the System Restoration Bond Trustee, the “System Restoration Parties”); and

The Company, in its capacity as collection agent for the benefit of the First Additional TC Servicer, the Second Additional TC Servicer and the System Restoration Servicer.

WHEREAS, pursuant to the terms of the Transition Property Purchase and Sale Agreement dated as of October 11, 2006, between the First Additional Transition Bond Issuer and AEP Texas Central Company, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “First Additional Sale Agreement”), AEP Texas Central Company has sold to the First Additional Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “First Additional Transition Property” and the “First Additional Transition Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of October 11, 2006, among the First Additional Transition Bond Issuer and the First Additional Transition Bond Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “First Additional Indenture”), the First Additional Transition Bond Issuer, among other things, has granted to the First Additional Transition Bond Trustee a security interest in certain of its assets, including the First Additional Transition Property, to secure, among other things, the transition bonds issued pursuant to the First Additional Indenture (“First Additional Transition Bonds”);

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of October 11, 2006, between the First Additional Transition Bond Issuer and the First Additional TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “First Additional Servicing Agreement”), the First Additional TC Servicer has agreed to provide for the benefit of the First Additional Transition Bond Issuer servicing functions with respect to the First Additional Transition Charges;

WHEREAS, pursuant to the terms of the Transition Property Purchase and Sale Agreement dated as of March 14, 2012, between the Second Additional Transition Bond Issuer and AEP Texas Central Company, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “Second Additional Sale Agreement”), AEP Texas Central Company has sold to the Second Additional Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Second Additional Transition Property” and the “Second Additional Transition Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of March 14, 2012, among the Second Additional Transition Bond Issuer and the Second Additional Transition Bond Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement, such Series Supplement and Indenture being collectively referred to herein as the “Second Additional Indenture”), the Second Additional Transition Bond Issuer, among other things, has granted to the Second Additional Transition Bond Trustee a security interest in certain of its assets, including the Second Additional Transition Property, to secure, among other things, the transition bonds issued pursuant to the Second Additional Indenture (“Second Additional Transition Bonds”);

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of March 14, 2012, between the Second Additional Transition Bond Issuer and the Second Additional TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Second Additional Servicing Agreement”), the Second Additional TC Servicer has agreed to provide for the benefit of the Second Additional Transition Bond Issuer servicing functions with respect to the Second Additional Transition Charges;

WHEREAS, pursuant to the terms of the Transition Property Purchase and Sale Agreement dated as of [____] [_], 2019, between the System Restoration Bond Issuer and the Company, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “System Restoration Sale Agreement”), the Company has sold to the System Restoration Bond Issuer certain assets known as “Transition Property” which includes the “System Restoration Charges” (hereinafter, the “System Restoration Transition Property” and the “System Restoration Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of [ ] [_], 2019, among the System Restoration Bond Issuer and the System Restoration Bond Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement, such Series Supplement and Indenture being collectively referred to herein as the “System Restoration Indenture” and, together with the First Additional Indenture and the Second Additional Indenture, the “Indentures”), the System Restoration Bond Issuer, among other things, has granted to the System Restoration Bond Trustee a security interest in certain of its assets, including the System Restoration Transition Property, to secure, among other things, the system restoration bonds issued pursuant to the System Restoration Indenture (“System Restoration Bonds” and, together with the First Additional Transition Bonds and the Second Additional Transition Bonds, the “Transition Bonds”);

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of [_____] [_], 2019, between the System Restoration Bond Issuer and the System Restoration Servicer (as it may hereafter from time to time be amended, restated or modified, the “System Restoration Servicing Agreement” and, together with the First Additional Servicing Agreement and the Second Additional Servicing Agreement, the “Servicing Agreements”), the System Restoration Servicer has agreed to provide for the benefit of the System Restoration Bond Issuer servicing functions with respect to the System Restoration Charges;

WHEREAS, pursuant to the terms of the Amended and Restated Intercreditor Agreement dated as of March 14, 2012 (the “First Amended and Restated Intercreditor Agreement”), by and among AEP Texas Central Company, AEP Texas Central Transition Funding LLC (the “Initial Transition Bond Issuer”), U.S. Bank National Association, as initial transition bond trustee (the “Initial Transition Bond Trustee”), AEP Texas Central Company, as initial TC servicer (the “Initial TC Servicer” and, together with the Initial Transition Bond Issuer and the Initial Transition Bond Trustee, the “Initial Parties”), the First Additional Parties, the Second Additional Parties, and AEP Texas Central Company in its capacity as collection agent for the benefit of the Initial TC Servicer, the First Additional TC Servicer and the Second Additional TC Servicer (together, the “First Amended and Restated Intercreditor Parties”), the First Amended and Restated Intercreditor Parties agreed upon their respective rights relating to such collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Sale Agreement (as defined therein), the Initial Indenture (as defined therein), the Initial Servicing Agreement (as defined therein), the First Additional Sale Agreement, the First Additional Indenture, the First Additional Servicing Agreement, the Second Additional Sale Agreement, the Second Additional Indenture and the Second Additional Servicing Agreement;

WHEREAS, the transition bonds issued pursuant to the Indenture dated as of February 7, 2002 among the Initial Transition Bond Issuer and the Initial Transition Bond Trustee have been paid in full, and the First Amended and Restated Intercreditor Agreement has terminated as to the Initial Parties pursuant to Section 8 thereof; and

WHEREAS, the First Additional Parties, the Second Additional Parties, the System Restoration Parties and the Company in its capacity as collection agent for the benefit of the System Restoration Servicer now wish to amend and restate the First Amended and Restated Intercreditor Agreement in its entirety to agree upon their respective rights relating to such collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the First Additional Sale Agreement, the First Additional Indenture, the First Additional Servicing Agreement, the Second Additional Sale Agreement, the Second Additional Indenture, the Second Additional Servicing Agreement, the System Restoration Sale Agreement, the System Restoration Indenture and the System Restoration Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The First Additional Parties, the Second Additional Parties and the System Restoration Parties hereby acknowledge as follows:

(a)          the ownership interest of the System Restoration Bond Issuer in the System Restoration Transition Property, including the System Restoration Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the System Restoration Bond Trustee for the benefit of itself, the holders of the System Restoration Bonds and any credit enhancement provider (as defined in the System Restoration Indenture) in the System Restoration Transition Property;

(b)          the ownership interest of the Second Additional Transition Bond Issuer in the Second Additional Transition Property, including the Second Additional Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the Second Additional Transition Bond Trustee for the benefit of itself, the holders of the Second Additional Transition Bonds and any credit enhancement provider (as defined in the Second Additional Indenture) in the Second Additional Transition Property; and

(c)          the ownership interest of the First Additional Transition Bond Issuer in the First Additional Transition Property, including the First Additional Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the First Additional Transition Bond Trustee for the benefit of itself, the holders of the First Additional Transition Bonds and any credit enhancement provider (as defined in the First Additional Indenture) in the First Additional Transition Property.

SECTION 2. Deposit Accounts. The First Additional Parties, the Second Additional Parties and the System Restoration Parties each acknowledge that collections with respect to the First Additional Transition Property, the Second Additional Transition Property and the System Restoration Transition Property may from time to time be deposited into one or more designated accounts of the Company (the “Deposit Accounts”). Subject to Section 4, the Company in its capacity as collection agent agrees to:

(a)          maintain the Deposit Accounts for the benefit of the First Additional Parties, the Second Additional Parties and the System Restoration Parties as their respective interests may appear;

(b)          allocate and remit funds from the Deposit Accounts at the times specified in the respective Indentures and Servicing Agreements to the First Additional Transition Bond Trustee in the case of collections relating to the First Additional Transition Property, to the Second Additional Transition Bond Trustee in the case of collections relating to the Second Additional Transition Property and to the System Restoration Bond Trustee in the case of collections relating to the System Restoration Transition Property; provided that (i) to the extent the combined amounts of remittance by a retail electric provider are insufficient to satisfy amounts owed in respect of the First Additional Transition Charges, the Second Additional Transition Charges, the System Restoration Charges and the transmission and distribution charges (other than late payment penalties), such allocation and remittances shall be made on a pro rata basis among the First Additional Transition Charges, the Second Additional Transition Charges and the System Restoration Charges based on the amounts of such Transition Charges (other than late payment penalties) then due and owing; and (ii) in the event a late-payment penalty is received, allocations and remittances of such late payment penalties shall be made on a pro rata basis among the First Additional Transition Charges, the Second Additional Transition Charges and the System Restoration Charges based on the amounts of such Transition Charges in respect of which such penalties were owed; and

(c)          maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in subsection (b) above.

The First Additional Secured Parties, the Second Additional Secured Parties and the System Restoration Secured Parties shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Company in its capacity as collection agent relating to the Deposit Accounts.

Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement and the other Basic Documents (as defined in the Indentures).

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financial statements or mortgages or filings under applicable law.

SECTION 4. Servicing.

(a)          Pursuant to Section 2, the Company, in its role as First Additional TC Servicer, Second Additional TC Servicer and System Restoration Servicer, shall allocate and remit funds received from retail electric providers for the First Additional Transition Bonds, the Second Additional Transition Bonds and the System Restoration Bonds, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”). The same entity must always act as servicer in the performance of the Allocation Services as to the First Additional Transition Bonds, the Second Additional Transition Bonds and the System Restoration Bonds.

(i)           In the event that the First Additional Transition Bond Trustee, the Second Additional Transition Bond Trustee or the System Restoration Bond Trustee (each, so long as the related Transition Bonds are outstanding, a “Trustee” and each such Trustee collectively, the “Trustees”) is entitled to and desires to exercise its right, pursuant to the applicable Servicing Agreement and Indenture, to replace the Company as First Additional TC Servicer, Second Additional TC Servicer or System Restoration Servicer, respectively, in its role as the provider of the Allocations Services in accordance with the applicable Servicing Agreements, the party desiring to exercise such right shall promptly give written notice to the others (the “Servicer Notice”) in accordance with the notice provisions of this Agreement and consult with the others with respect to the Person who would replace the Company in such capacities. Any successor in such capacities shall be agreed to by all of the Trustees within ten (10) Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below) and the provisions of the applicable Servicing Agreements. “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Dallas, Texas, Columbus, Ohio, Chicago, Illinois or New York, New York. The Person named as replacement First Additional TC Servicer, Second Additional TC Servicer and System Restoration Servicer in accordance with this Section 4 is referred to herein as the “Replacement Servicer.” The parties hereto agree that the Replacement Servicer for the First Additional TC Servicer, the Second Additional TC Servicer and the System Restoration Servicer shall be the same entity. In the event that the Trustees cannot agree on a Replacement Servicer, any Trustee may petition a court of competent jurisdiction for the appointment of a Replacement Servicer.

(ii)          In the event that any Trustee is entitled to and desires to exercise its right, pursuant to the applicable Servicing Agreement and Indenture, to redirect collections relating to the First Additional Transition Property, the Second Additional Transition Property or the System Restoration Transition Property (as the case may be), any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The “Designated Account” shall be an “Eligible Account” (as defined in the Indentures) and shall be held for the benefit of the Trustees as their respective interests may appear. The “Designated Account Holder” shall be a financial institution selected by all of the Trustees, subject to satisfaction of the Rating Agency Condition, to hold and allocate amounts in the Designated Account for the benefit of the Trustees as their respective interests may appear as provided in subsection (b) of this Section 4. In the event that the Trustees are unable to agree upon a Designated Account Holder on or before the tenth Business Day occurring from and after the date of the Servicer Notice, a Designated Account Holder shall be promptly selected by the Trustee representing the holders of a majority (by amount) of the aggregate Transition Bonds outstanding, subject to the satisfaction of the Rating Agency Condition. None of the Trustees shall have any liability for such selection of the Designated Account Holder. The parties hereto agree that the Designated Account Holder for the Trustees shall be the same entity.

(b)          Upon exercise by any Trustee of its rights to redirect collections relating to the First Additional Transition Property, the Second Additional Transition Property or the System Restoration Transition Property, respectively, and in the absence of a Replacement Servicer, the parties agree that all collections relating to the First Additional Transition Property, the Second Additional Transition Property and the System Restoration Transition Property shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed by the Company to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Company, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the First Additional Transition Bond Trustee in the case of all collections relating to the First Additional Transition Property, the Second Additional Transition Bond Trustee in the case of all collections relating to the Second Additional Transition Property, and the System Restoration Bond Trustee in the case of all collections relating to the System Restoration Transition Property (in each instance, other than in the case of late payment penalties, which shall be allocated and remitted as described in Section 2(b)); and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i). The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the First Additional Transition Property, the Second Additional Transition Property and the System Restoration Transition Property; provided, that that portion of those fees and expenses allocable to collections relating to the First Additional Transition Property, the Second Additional Transition Property and the System Restoration Transition Property shall be payable by the First Additional TC Servicer, the Second Additional TC Servicer and the System Restoration Servicer, respectively, from the servicer fees provided for in the First Additional Servicing Agreement, the Second Additional Servicing Agreement and the System Restoration Servicing Agreement, respectively. The First Additional Secured Parties, the Second Additional Secured Parties and the System Restoration Secured Parties shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

(c)          Anything in this Agreement to the contrary notwithstanding, any action taken by any of the Trustees to appoint a Replacement Servicer or designate the Designated Account pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by law or any Financing Order (as defined in the Indentures), of the Public Utility Commission of Texas. For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any such action, satisfaction of the “Rating Agency Condition” as such term is defined in each Indenture under which any Transition Bonds remain outstanding at the time of such action. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the First Additional Transition Property, the Second Additional Transition Property and the System Restoration Transition Property which it may have in its possession or may from time to time receive from the Company or any predecessor First Additional TC Servicer, the Second Additional TC Servicer or the System Restoration Servicer or any successor thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the First Additional Secured Parties, the Second Additional Secured Parties, the System Restoration Secured Parties and the Company.

SECTION 7. Method of Adjustment and Allocation. Each of the parties hereto acknowledges that: (i) the First Additional TC Servicer will adjust, calculate and allocate payments of First Additional Transition Charges in accordance with Section 4.01 of the First Additional Servicing Agreement and Section 6 of Annex 1 of the First Additional Servicing Agreement in the form attached thereto, (ii) the Second Additional TC Servicer will adjust, calculate and allocate payments of Second Additional Transition Charges in accordance with Section 4.01 of the Second Additional Servicing Agreement and Section 6 of Annex 1 of the Second Additional Servicing Agreement in the form attached thereto, and (iii) the System Restoration Servicer will adjust, calculate and allocate payments of System Restoration Charges in accordance with Section 4.01 of the System Restoration Servicing Agreement and Section 6 of Annex 1 of the System Restoration Servicing Agreement in the form attached thereto. Each of the parties hereto hereby acknowledges that (a) none of the First Additional Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Second Additional Servicing Agreement and Annex 1 thereto, or the System Restoration Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder, (b) none of the Second Additional Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the First Additional Servicing Agreement and Annex 1 thereto, or the System Restoration Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder, and (c) none of the System Restoration Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the First Additional Servicing Agreement and Annex 1 thereto, or the Second Additional Servicing Agreement and Annex 1 thereto, or any adjustment, calculation and allocation thereunder. Accordingly, (A) each of the First Additional Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the Second Additional TC Servicer in making adjustments, calculations and allocations under the Second Additional Servicing Agreement and Annex I thereto and of the System Restoration Servicer in making adjustments, calculations and allocations under the System Restoration Servicing Agreement and Annex I thereto, (B) each of the Second Additional Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the First Additional TC Servicer in making adjustments, calculations and allocations under the First Additional Servicing Agreement and Annex I thereto and of the System Restoration Servicer in making adjustments, calculations and allocations under the System Restoration Servicing Agreement and Annex I thereto, and (C) each of the System Restoration Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the First Additional TC Servicer in making adjustments, calculations and allocations under the First Additional Servicing Agreement and Annex I thereto and of the Second Additional TC Servicer in making adjustments, calculations and allocations under the Second Additional Servicing Agreement and Annex I thereto. Such acknowledgement shall not relieve the Company of any of its obligations to make payments in accordance with the terms of the First Additional Sale Agreement, the Second Additional Sale Agreement and the System Restoration Sale Agreement, nor shall it relieve the First Additional TC Servicer, the Second Additional TC Servicer or the System Restoration Servicer of their obligations under the First Additional Servicing Agreement, the Second Additional Servicing Agreement and the System Restoration Servicing Agreement, respectively.

SECTION 8. Termination. This Agreement shall terminate at such time as there is only one outstanding issue of Transition Bonds, except that the understandings and acknowledgements contained in Sections 1, 2 and 3 shall survive the termination of this Agreement. Upon the payment in full of the First Additional Transition Bonds this Agreement shall terminate as to the First Additional Parties but the parties hereto agree that the provisions hereof shall remain enforceable as among the Second Additional Parties and the System Restoration Parties.

SECTION 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party. Notwithstanding anything herein to the contrary, none of the First Additional Transition Bond Trustee, the Second Additional Transition Bond Trustee nor the System Restoration Bond Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the applicable Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the First Additional Transition Bond Issuer, the First Additional Transition Bond Trustee for the benefit of itself, the Second Additional Transition Bond Issuer, the Second Additional Transition Bond Trustee for the benefit of itself, the System Restoration Bond Issuer, the System Restoration Bond Trustee for the benefit of itself, the holders of the Transition Bonds, and the Company, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. In the event that the Company hereafter causes transition property to be created under any financing order and acts as servicer for the transition bonds issued pursuant to such financing order, the parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such transition bonds, the indenture trustee therefor, and the servicer of such transition property and (ii) to reflect the rights and obligations of such parties with respect to such transition property on terms substantially similar to the rights and obligations of the issuers, trustees and servicers currently party hereto; provided that no such amendment shall be effective unless (x) evidenced by written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or the Holders (as defined in the respective Indenture) than those contained herein. None of the First Additional Transition Bond Trustee, the Second Additional Transition Bond Trustee nor the System Restoration Bond Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the applicable Indenture.

SECTION 13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or any of the Indentures, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the last of the Transition Bonds, acquiesce, petition or otherwise invoke or cause any of the First Additional Transition Bond Issuer, the Second Additional Transition Bond Issuer or the System Restoration Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the First Additional Transition Bond Issuer, the Second Additional Transition Bond Issuer or the System Restoration Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the First Additional Transition Bond Issuer, the Second Additional Transition Bond Issuer or the System Restoration Bond Issuer, or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the First Additional Transition Bond Issuer, the Second Additional Transition Bond Issuer or the System Restoration Bond Issuer.

SECTION 16. Trustees. The Bank of New York Mellon, as First Additional Transition Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the First Additional Indenture. U.S. Bank National Association, as Second Additional Transition Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Second Additional Indenture. U.S. Bank National Association, as System Restoration Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the System Restoration Indenture.

SECTION 17. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

SECTION 18. Restatement. This Agreement amends and restates in its entirety that certain First Amended and Restated Intercreditor Agreement dated as of March 14, 2012, by and among AEP Texas Central Company, including in its capacity as collection agent, the Initial Parties, the First Additional Parties and the Second Additional Parties.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AEP TEXAS INC., as Company, First Additional TC Servicer, Second Additional TC Servicer, System Restoration Servicer and as collection agent

By:
Name:
Title:

AEP TEXAS CENTRAL TRANSITION FUNDING II LLC

By:
Name:
Title:

AEP TEXAS CENTRAL TRANSITION FUNDING III LLC

By:
Name:
Title:

AEP TEXAS RESTORATION FUNDING LLC

By:
Name:
Title:

THE BANK OF NEW YORK Mellon, as First Additional Transition Bond Trustee

By:
Name:
Title:

Signature Page to

Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION, as Second Additional Transition Bond Trustee and System Restoration Bond Trustee

By:
Name:
Title:

Signature Page to

Intercreditor Agreement

EXHIBIT A

Notice Addresses

AEP Texas Inc.

1 Riverside Plaza

Columbus, Ohio 43215

Attention: Treasurer

Telephone: (614) 716-1000

Facsimile: (614) 716-2807

AEP Texas Central Transition Funding II LLC

539 N. Carancahua Street, Suite 1700

Corpus Christi, Texas 78401

Attention: Manager

Telephone: (361) 881-5399

Facsimile: (361) 880-6128

AEP Texas Central Transition Funding III LLC

539 N. Carancahua Street, Suite 1700

Corpus Christi, Texas 78401

Attention: Manager

Telephone: (361) 881-5399

Facsimile: (361) 880-6128

AEP Texas Restoration Funding LLC

539 N. Carancahua Street, Suite 1700

Corpus Christi, Texas 78401

Attention: Manager

Telephone: (361) 881-5399

Facsimile: (361) 880-6128

The Bank of New York Mellon

240 Greenwich Street, Floor 7 East

New York, New York 10286

Attention: Henry Li, Vice President

Telephone: (212) 815-5754

Facsimile: (212) 815-2493

U.S Bank National Association

190 South LaSalle Street, 7th Floor

MK-IL-SL7R

Chicago, Illinois 60603

Attention: Global Structured Finance – AEP SRC 2019-1

Telephone: (312) 332-7464

Email: nicholos.xeros@usbank.com; melissa.rosal@usbank.com